[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES. Emerging Markets Great Consumer Fund A SERIES OF MIRAE ASSET DISCOVERY FUNDS PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 1, 2023 The undersigned, revoking prior proxies, hereby appoints Joon Hyuk Heo and Robert Creamer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Emerging Markets Great Consumer Fund (the “Fund”) to be held at 1212 Avenue of the Americas, 10th Floor, New York, New York 10036 March 1, 2023, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-330-4627. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 1, 2023. The proxy statement for this meeting is available at: https://vote.proxyonline.com/mirae/docs/2023mtg.pdf 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888- 227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-800-330-4627 Monday through Friday 9 a.m. to 10 p.m. Eastern time SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 12345678910 CONTROL NUMBER PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] Emerging Markets Great Consumer Fund This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● FOR AGAINST ABSTAIN 1. To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition by a newly created series of Global X Funds, Global X Emerging Markets Great Consumer ETF, of all of the assets and assumption of the liabilities of the Emerging Markets Great Consumer Fund, in exchange solely for shares of the Global X Emerging Markets Great Consumer ETF; (ii) the pro rata distribution of such shares to the shareholders of the Emerging Markets Great Consumer Fund; and (iii) the complete liquidation and dissolution of the Emerging Markets Great Consumer Fund. ○ ○ ○ 2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD